1Q 17 EARNINGS PRESENTATION April 21, 2017 © 2017 SunTrust Banks, Inc. SunTrust is a federally registered trademark of SunTrust Banks, Inc.

2 This presentation should be read in conjunction with the financial statements, notes and other information contained in the Company’s forthcoming Form 10-K, Quarterly Reports on Form 10-Q, and Current Reports on Form 8-K. Non-GAAP Financial Measures This presentation includes non-GAAP financial measures to describe SunTrust’s performance. The reconciliations of those measures to GAAP measures are provided within or in the appendix of this presentation beginning on slide 24. In this presentation, consistent with Securities and Exchange Commission Industry Guide 3, the Company presents total revenue, net interest income, net interest margin, and efficiency ratios on a fully taxable equivalent (“FTE”) and annualized basis. The FTE basis adjusts for the tax-favored status of net interest income from certain loans and investments using a federal tax rate of 35% and state income taxes where applicable to increase tax-exempt interest income to a taxable-equivalent basis. The Company believes this measure to be the preferred industry measurement of net interest income and it enhances comparability of net interest income arising from taxable and tax-exempt sources. Total revenue-FTE equals net interest income-FTE plus noninterest income. The Company presents the following additional non-GAAP measures because many investors find them useful. Specifically: • The Company presents certain capital information on a tangible basis, including tangible common equity, the ratio of tangible common equity to tangible assets, and tangible book value per share. These measures exclude the after-tax impact of purchase accounting intangible assets. The Company believes these measures are useful to investors because, by removing the effect of intangible assets that result from merger and acquisition activity (the level of which may vary from company to company), it allows investors to more easily compare the Company’s capital adequacy to other companies in the industry. These measures are used by management to analyze capital adequacy of the Company. • Similarly, the Company presents an efficiency ratio-FTE and a tangible efficiency ratio-FTE. The efficiency ratio is computed by dividing noninterest expense by total revenue. Efficiency ratio-FTE is computed by dividing noninterest expense by total revenue-FTE. The tangible efficiency ratio-FTE excludes the amortization related to intangible assets and certain tax credits. The Company believes this measure is useful to investors because, by removing the impact of amortization (the level of which may vary from company to company), it allows investors to more easily compare the Company’s efficiency to other companies in the industry. This measure is also utilized by management to assess the efficiency of the Company and its lines of business. • The Company presents the Basel III Common Equity Tier 1 (CET1) ratio on a fully-phased in basis. The fully phased-in ratio consider a 250% risk-weighting for MSRs and deduction from capital of certain carryforward DTAs, the overfunded pension asset, and other intangible assets. The Company believes this measure may be useful to investors who wish to understand the Company's current compliance with future regulatory requirements. This measure is used by management to analyze capital adequacy of the Company. Important Cautionary Statement about Forward-Looking Statements This presentation contains forward-looking statements. Statements regarding future levels of the net interest margin, deposit betas, noninterest expense, efficiency ratio, branches, net charge-offs, loan loss provision expense, ALLL ratio, and capital return are forward-looking statements. Also, any statement that does not describe historical or current facts is a forward-looking statement. These statements often include the words “believes,” “expects,” “anticipates,” “estimates,” “intends,” “plans,” “targets,” “initiatives,” “opportunity,” “potentially,” “probably,” “projects,” “outlook” or similar expressions or future conditional verbs such as “may,” “will,” “should,” “would,” and “could"; such statements are based upon the current beliefs and expectations of management and on information currently available to management. Such statements speak as of the date hereof, and we do not assume any obligation to update the statements made herein or to update the reasons why actual results could differ from those contained in such statements in light of new information or future events. Forward-looking statements are subject to significant risks and uncertainties. Investors are cautioned against placing undue reliance on such statements. Actual results may differ materially from those set forth in the forward-looking statements. Factors that could cause actual results to differ materially from those described in the forward-looking statements can be found in Part I, Item 1A., “Risk Factors,” in our Annual Report on Form 10-K for the year ended December 31, 2016 and in other periodic reports that we file with the SEC. Those factors include: current and future legislation and regulation could require us to change our business practices, reduce revenue, impose additional costs, or otherwise adversely affect business operations or competitiveness; we are subject to stringent capital adequacy and liquidity requirements and our failure to meet these would adversely affect our financial condition; the monetary and fiscal policies of the federal government and its agencies could have a material adverse effect on our earnings; our financial results have been, and may continue to be, materially affected by general economic conditions, and a deterioration of economic conditions or of the financial markets may materially adversely affect our lending and other businesses and our financial results and condition; changes in market interest rates or capital markets could adversely affect our revenue and expenses, the value of assets and obligations, and the availability and cost of capital and liquidity; our earnings may be affected by volatility in mortgage production and servicing revenues, and by changes in carrying values of our servicing assets and mortgages held for sale due to changes in interest rates; disruptions in our ability to access global capital markets may adversely affect our capital resources and liquidity; we are subject to credit risk; we may have more credit risk and higher credit losses to the extent that our loans are concentrated by loan type, industry segment, borrower type, or location of the borrower or collateral; we rely on the mortgage secondary market and GSEs for some of our liquidity; loss of customer deposits could increase our funding costs; any reduction in our credit rating could increase the cost of our funding from the capital markets, we are subject to litigation, and our expenses related to this litigation may adversely affect our results; we may incur fines, penalties and other negative consequences from regulatory violations, possibly even inadvertent or unintentional violations; we are subject to certain risks related to originating and selling mortgages, and may be required to repurchase mortgage loans or indemnify mortgage loan purchasers as a result of breaches of representations and warranties, or borrower fraud, and this could harm our liquidity, results of operations, and financial condition; we face risks as a servicer of loans; we are subject to risks related to delays in the foreclosure process; consumers and small businesses may decide not to use banks to complete their financial transactions, which could affect net income; we have businesses other than banking which subject us to a variety of risks; negative public opinion could damage our reputation and adversely impact business and revenues; we may face more intense scrutiny of our sales training, and incentive compensation practices; we rely on other companies to provide key components of our business infrastructure; competition in the financial services industry is intense and we could lose business or suffer margin declines as a result; we continually encounter technological change and must effectively develop and implement new technology; maintaining or increasing market share depends on market acceptance and regulatory approval of new products and services; any reduction in our credit rating could increase the cost of our funding from the capital markets; we have in the past and may in the future pursue acquisitions, which could affect costs and from which we may not be able to realize anticipated benefits; we depend on the expertise of key personnel, and if these individuals leave or change their roles without effective replacements, operations may suffer; we may not be able to hire or retain additional qualified personnel and recruiting and compensation costs may increase as a result of turnover, both of which may increase costs and reduce profitability and may adversely impact our ability to implement our business strategies; our framework for managing risks may not be effective in mitigating risk and loss to us; our controls and procedures may not prevent or detect all errors or acts of fraud; we are at risk of increased losses from fraud; a failure in or breach of our operational or security systems or infrastructure, or those of our third party vendors and other service providers, including as a result of cyber-attacks, could disrupt our businesses, result in the disclosure or misuse of confidential or proprietary information, damage our reputation, increase our costs and cause losses; the soundness of other financial institutions could adversely affect us; we depend on the accuracy and completeness of information about clients and counterparties; our accounting policies and processes are critical to how we report our financial condition and results of operation, and they require management to make estimates about matters that are uncertain; depressed market values for our stock and adverse economic conditions sustained over a period of time may require us to write down some portion of our goodwill; our financial instruments measured at fair value expose us to certain market risks; our stock price can be volatile; our ability to receive dividends from our subsidiaries or other investments could affect our liquidity and ability to pay dividends; we might not pay dividends on our stock; and certain banking laws and certain provisions of our articles of incorporation may have an anti-takeover effect. IMPORTANT CAUTIONARY STATEMENT

1Q 17 EARNINGS OVERVIEW

EPS Trends



$0.84
$0.94
$0.91
$0.90
$0.91
1Q16
2Q16
3Q16
4Q16
1Q17

Prior Quarter Variance

- EPS increased $0.01
  - → 1Q 17 included $0.04 of tax benefits; excluding this, EPS decreased $0.03[1], given typical seasonal patterns
  - → 3% revenue growth offset by seasonally higher expenses

Prior Year Variance

- EPS increased $0.07
  - → When adjusting for the $0.04 of tax benefits in 1Q 17, EPS increased 4%[1]
  - → Driven by strong revenue momentum as a result of ongoing investments in growth and diverse business model

Key Highlights

All changes reflect sequential (4Q 16 to 1Q 17) trends, unless otherwise noted

Profitability

- Revenue up 3%
  - → $23 million increase in net interest income driven by NIM expansion and 1% average earning asset growth
  - → $45 million increase in investment banking income (record quarter)
  - → $8 million increase in mortgage-related income

Balance Sheet

- Net interest margin improved by 9 bps
- Average performing loans up 1%
- Average client deposits up 1%

Credit & Capital

- Asset quality remains strong
  - → NCO ratio declined 6 bps to 0.32%
  - → NPL ratio declined 4 bps to 0.55%
  - → ALLL ratio stable
- 9.5% Basel III CET1 ratio (fully phased-in)[1]
  - → Repurchased $414 million of common stock in 1Q 17

1. 1Q 17 included $0.04 related to discrete benefits; excluding these benefits, EPS was $0.87
2. Basel III CET1 ratio (transitional) is 9.7%. Please refer to slide 24 of the appendix for Basel III CET1 (transitional) to Basel III CET1 (fully phased-In) reconciliation

3

SUNTRUST

NET INTEREST INCOME[1]

Net interest income up 2% sequentially and 6% YoY, driven by balance sheet growth and NIM expansion

($ in millions)



$1,318
$1,323
$1,342
$1,377
$1,400
3.04%
2.99%
2.96%
3.00%
3.09%
$1,282
$1,288
$1,308
$1,343
$1,366
1Q16
2Q16
3Q16
4Q16
1Q17
Net Interest Income
Net Interest Income (FTE)[2]
NIM (FTE)

Prior Quarter Variance

- Net interest margin (FTE) increased 9 bps, driven by:
  - → Steeper yield curve (higher securities / fixed-rate loan yields) (~4 bps)
  - → Fewer days in the quarter (~3 bps)
  - → Net effect of increases in short-term rates (~2 bps)[3]
- Net interest income (FTE) increased $23 million, or 2%, as a result of NIM improvement and 1% growth in average earning assets, partially offset by 2 fewer days in the quarter

Prior Year Variance

- Net interest margin (FTE) increased 5 bps, driven by the same factors impacting the sequential increase in addition to ongoing positive mix shift in the loan portfolio
- Net interest income (FTE) increased $82 million, or 6%, driven by NIM expansion and 5% growth in average earning assets

1. On this slide, net interest income is reported on an unadjusted and fully taxable-equivalent ("FTE") basis. The FTE basis adjusts for the tax-favored status of income from certain loans and investments. SunTrust believes this measure to be the preferred industry measurement of net interest income and provides relevant comparison between taxable and non-taxable amounts. Net interest margin is calculated as net interest income (FTE) divided by average earning assets (on an annualized basis)
2. Please refer to slide 23 for a reconciliation of net interest income to net interest income (FTE)
3. Includes impact of contractual changes in short-term indices (LIBOR, Prime) net of increases in deposit costs

4
SunTrust

NONINTEREST INCOME

Noninterest income up 4% QoQ and 8% YoY as a result of diverse business mix and investments in growth

($ in millions)


$781
$898
$889
$815
$847
1Q16
2Q16
3Q16
4Q16
1Q17

Prior Quarter Variance

- Noninterest income increased $32 million, or 4%, as a result of:
  - → Record performance for investment banking, $45 million increase
    - o Driven by syndicated finance and M&A
  - → $8 million increase in mortgage-related income
    - o Growth of servicing portfolio diversifies revenue mix and reduces volatility of mortgage-related income
- Note: new income statement line item 'commercial real estate related income' is comprised of noninterest income from Pillar/Cohen ("Pillar")[1], SunTrust Community Capital (STCC), and Structured Real Estate
  - → Sequential decline due to seasonal variability of STCC (activity typically higher in 4Q)

Prior Year Variance

- Noninterest income increased $66 million, or 8%, due to the $69 million increase in investment banking income

1. "Pillar" refers to Pillar Financial, LLC and Cohen Financial Services, LLC (a wholly owned subsidiary of Pillar Financial, LLC)

5

SunTrust

NONINTEREST EXPENSE

Seasonality and strong revenue growth drive increase in expenses

($ in millions)


$1,318
$1,345
$1,409
$1,397
$1,465
1Q16
2Q16
3Q16
4Q16
1Q17

Prior Quarter Variance

- Noninterest expense up 5%
  - → Driven entirely by a $90 million increase in personnel costs as a result of:
    - Typical seasonality related to employee benefits costs (FICA, 401k)
    - Incremental compensation costs associated with the acquisition of Pillar[1]
  - → Other noninterest expense includes ~$19 million of costs associated with ongoing efficiency initiatives (branch closures, severance)

Prior Year Variance

- Noninterest expense up 11%, driven by:
  - → Higher compensation costs as a result of strong revenue growth, ongoing investments in talent, and higher stock price
  - → Higher FDIC premium and net occupancy costs, which increased in 3Q 16

1. "Pillar" refers to Pillar Financial, LLC and Cohen Financial Services, LLC (a wholly owned subsidiary of Pillar Financial, LLC)

6

SUNTRUST

7 71.5% 66.9% 65.3% 63.3% 62.6% 62.0% 61%- 62% <60% 72.0% 67.4% 65.6% 63.7% 63.1% 62.6% 2011 2012 2013 2014 2015 2016 1Q efficiency higher than 4Q due to typical seasonality; remain on track to achieve targets 1. The efficiency ratio and tangible efficiency ratios are reported on fully taxable-equivalent (“FTE”) basis. The FTE basis adjusts net interest income for the tax-favored status of income from certain loans and investments. Unadjusted net interest income can be found on slide 4 2. 2011, 2012, 2013, and 2014 values represent the adjusted efficiency ratio and adjusted tangible efficiency ratio. Adjusted figures are intended to provide management and investors information on trends that are more comparable across periods and potentially more comparable across institutions. Please refer to slide 23 of the appendix for reconciliations related to the efficiency ratio 2019 TER Target EFFICIENCY RATIO & TANGIBLE EFFICIENCY RATIO1 2 2 2 2 2017 TER Target 62.3% 60.1% 62.5% 63.1% 64.6% 62.8% 60.6% 63.1% 63.7% 65.2% 1Q 16 2Q 16 3Q 16 4Q 16 1Q 17 Tangible Efficiency Ratio (TER) Efficiency Ratio

8 CREDIT QUALITY  ALLL remains relatively stable; provision expense approximates net charge-offs Overall asset quality remains strong; NCOs and NPLs improve ($ in millions)  NPLs decline, driven by the resolution of problem energy credits  NCO ratio improves; energy losses abating Nonperforming Loans Net Charge-offs Provision for Credit Losses Allowance for Loan and Lease Losses $975 $944 $949 $845 $789 0.70% 0.67% 0.67% 0.59% 0.55% 1Q 16 2Q 16 3Q 16 4Q 16 1Q 17 NPLs Total NPL Ratio $85 $137 $126 $136 $112 0.25% 0.39% 0.35% 0.38% 0.32% 1Q 16 2Q 16 3Q 16 4Q 16 1Q 17 NCOs Total NCO Ratio (annualized) $101 $146 $97 $101 $119 1Q 16 2Q 16 3Q 16 4Q 16 1Q 17 $1,770 $1,774 $1,743 $1,709 $1,714 1.27% 1.25% 1.23% 1.19% 1.20% 1Q 16 2Q 16 3Q 16 4Q 16 1Q 17 ALLL ALLL Ratio

9 LOANS Average performing loans up 1% sequentially and 4% YoY ($ in billions, average balances) Note: Totals may not foot due to rounding Prior Quarter Variance • Average performing loans up 1% as a result of growth in C&I and consumer • Period-end loans stable → Driven primarily by decline in home equity and C&I, offset by continued consumer lending growth Prior Year Variance • Average performing loans increased $5.2 billion, or 4%, as a result of growth across most loan categories • Positive mix shift continues, driven by ongoing investments in LightStream, credit card, and third- party partnerships → Consumer loans up 16% → Commercial loans up 2% $76.4 $77.6 $77.1 $77.4 $78.2 $38.6 $38.8 $39.0 $38.8 $38.3 $22.7 $23.9 $25.2 $25.5 $26.3 $137.6 $140.3 $141.3 $141.7 $142.8 1Q 16 2Q 16 3Q 16 4Q 16 1Q 17 Commercial Residential Consumer

10 DEPOSITS Average client deposits up 6% YoY ($ in billions, average balances) Prior Quarter Variance • Average client deposits up 1% • Period-end balances up 2% as a result of seasonal increases in retail deposits • Interest-bearing deposit costs increased 4 bps Prior Year Variance • Average client deposits up 6%, reflects ongoing investments in talent and focus on expanding and strengthening client relationships across the Company → CPWM average deposits up 6% → Wholesale Banking average deposits up 7% $53.1 $53.2 $54.5 $54.4 $54.9 $42.1 $43.0 $43.6 $44.8 $43.1 $38.0 $41.7 $41.2 $42.9 $44.7 $9.9 $9.9 $9.7 $9.6 $9.7 $6.2 $6.4 $6.3 $6.3 $6.4 $149.2 $154.2 $155.3 $158.0 $158.9 1Q 16 2Q 16 3Q 16 4Q 16 1Q 17 Money Market DDA (Nonint bearing) NOW Time Savings Note: Totals may not foot due to rounding

11 CAPITAL POSITION ($ in billions, except per-share data) Total Equity & Tangible Common Equity Ratios2 Basel III Common Equity Tier 1 (fully phased-in)1 Book Value / Tangible Book Value Per Share3 1. Current quarter amounts are estimated at the time of the earnings release and subject to revision. Please refer to slide 24 of the appendix for additional details on the current quarter’s calculation 2. Please refer to slide 25 of the appendix for a reconcilement of total equity to tangible common equity and total assets to tangible assets 3. Please refer to slide 25 of the appendix for a reconcilement of book value per share to tangible book value per share 12.3% 12.1% 12.1% 11.8% 11.6% 8.9% 8.8% 8.6% 8.2% 8.1% 1Q 16 2Q 16 3Q 16 4Q 16 1Q 17 Avg. Equity/Avg. Assets Tangible Common Equity/Tangible Assets $44.97 $46.14 $46.63 $45.38 $45.62 $32.90 $33.98 $34.34 $32.95 $33.06 1Q 16 2Q 16 3Q 16 4Q 16 1Q 17 Book Value Per Share Tangible Book Value Per Share $16.5 $16.7 $16.8 $16.9 $16.8 9.9% 9.8% 9.8% 9.6% 9.7% 9.8% 9.7% 9.7% 9.4% 9.5% 0 0 0 0 0 0 0 1Q 16 2Q 16 3Q 16 4Q 16 1Q 17 Basel III CET1 ratio Basel III fully phased-in CET1 ratio

CONSUMER BANKING & PWM HIGHLIGHTS

Continued loan, deposit, and revenue momentum

($ in millions)	1Q16	4Q16	1Q17	%Δ Prior Qtr	%Δ Prior Yr
Net Interest Income	$719	$754	$766	2%	7%
Noninterest Income	356	365	350	(4)%	(2)%
Total Revenue	1,075	1,119	1,116	(0)%	4%
Provision for Credit Losses	29	78	88	13%	NM
Noninterest Expense	741	761	797	5%	8%
Net Income	**$192**	**$177**	**$146**	**(18)%**	**(24)%**
Key Statistics ($ in billions)					
Total Loans (average)	$41.6	$43.4	$44.1	2%	6%
Client Deposits (average)	$93.2	$97.3	$98.9	2%	6%
Managed Assets	$52.7	$53.2	$55.7	5%	6%
Efficiency Ratio	68.9%	68.0%	71.5%		
Tangible Efficiency Ratio[1]	67.5%	66.7%	70.1%		

Prior Quarter Variance

- Noninterest income down 4% as a result of seasonal declines in service charges and card fees
- Noninterest expense increased $36 million driven by:
  - → Seasonal increases in personnel costs
  - → Increased branch closure costs
  - → ~$15 million non-recurring benefit recognized in 4Q16 as a result of contract renegotiations with a key vendor
- Net income decreased $31 million driven by higher expenses and a higher provision expense due to loan growth

Prior Year Variance

- Net interest income up 7% as a result of strong balance sheet growth and NIM expansion (average loans and deposits up 6%)
- Noninterest income down 2% as a result of posting order changes implemented in 4Q16
- Increase in noninterest expense driven by investments in technology/ marketing, and branch closure costs
  - → Enhanced digital capabilities introduced in 1Q17
  - → Branch count down 6%
- Provision expense higher due to home equity-related reserve release in prior year
- Managed assets up 6% reflecting successful, strategic growth of retail asset management product

1. Please refer to page 23 of the earnings press release for a reconciliation of efficiency ratio to tangible efficiency ratio

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SunTrust

WHOLESALE BANKING HIGHLIGHTS

Continued success in expanding and deepening client relationships drives record revenue

($ in millions)	1Q 16	4Q 16	1Q 17	%Δ Prior Qtr	%Δ Prior Yr
Net Interest Income (FTE)	$530	$566	$577	2 %	9 %
Noninterest Income	313	362	403	11 %	29 %
Total Revenue (FTE)	843	928	980	6 %	16 %
Provision/ (Benefit) for Credit Losses	82	19	31	63 %	(62)%
Noninterest Expense	411	440	482	10 %	17 %
Net Income	**$219**	**$294**	**$293**	**(0)%**	**34 %**
Key Statistics ($ in billions)					
Total Loans (average)	$70.8	$71.9	$72.5	1 %	2 %
Client Deposits (average)	$53.6	$57.5	$57.4	(0)%	7 %
Efficiency Ratio (FTE)[1]	48.7%	47.4%	49.2%		
Tangible Efficiency Ratio (FTE)[1]	47.0%	45.4%	47.3%		

Prior Quarter Variance

- Net income stable as 6% revenue growth was offset by seasonal increases in noninterest expense
- Record investment banking performance drove a 11% increase in noninterest income
  - → Driven by broad-based growth across most client segments; successfully meeting more client needs across the platform
  - → Record quarter for syndicated finance and M&A
- Net interest income (FTE) up 2% driven by NIM expansion and loan growth

Prior Year Variance

- Net income increased $74 million, or 34%, driven by:
  - → Strong revenue growth, up 16%, as a result of growth in investment banking, increased net interest income, and acquisition of Pillar[2]
  - → $51 million decrease in provision expense; energy losses abating
- Noninterest expense up 17% as a result of:
  - → Higher compensation tied to improved business and stock price performance
  - → Ongoing investments in technology to enhance teammate effectiveness and improve the client experience
  - → Pillar[2] (acquired 4Q 16)

1. Please refer to page 24 of the earnings press release for a reconciliation of efficiency ratio to tangible efficiency ratio
2. Refers to Pillar Financial, LLC and Cohen Financial Services, LLC (a wholly owned subsidiary of Pillar Financial, LLC)

13

SUNTRUST

MORTGAGE BANKING HIGHLIGHTS

Sequential revenue growth reflects diversity within business; servicing offsets declines in production

($ in millions)	1Q 16	4Q 16	1Q 17	%Δ Prior Qtr	%Δ Prior Yr
Net Interest Income	$120	$121	$113	(7)%	(6)%
Noninterest Income	126	105	115	10 %	(9)%
Total Revenue	246	226	228	1 %	(7)%
Provision/ (Benefit) for Credit Losses	(10)	4	0	NM	NM
Noninterest Expense	174	187	184	(2)%	6 %
Net Income	**$50**	**$25**	**$29**	**16 %**	**(42)%**
Key Statistics ($ in billions)					
Servicing Portfolio for Others (EOP)	$121.3	$129.6	$135.6	5 %	12 %
Production Volume	$5.0	$8.7	$5.5	(37)%	11 %
Application Volume	$9.2	$8.3	$7.7	(7)%	(16)%
Efficiency Ratio	71.1%	82.6%	80.7%		

Prior Quarter Variance

- Total revenue up 1% due entirely to a $10 million increase in noninterest income
  - → Servicing income up $33 million, driven by lower decay expense and 5%increase in servicing portfolio (primarily driven by recent acquisitions)
  - → Partially offset by $25 million decrease in production income as a result of lower refinancing activity
- Net income up $4 million as a result of 1%revenue growth

Prior Year Variance

- Total revenue down 7% driven by:
  - → $7 million decline in net interest income as a result of lower loan spreads
  - → $7 million decline in production income as a result of lower refinancing activity
- Net income down $21 million as a result of lower revenue, larger reserve release in 1Q 16, and higher expenses

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SunTrust

15 EXECUTING AGAINST OUR STRATEGIES: WELL POSITIONED FOR FUTURE SUCCESS • 5 bp YoY and 9 bp QoQ increase in NIM • On track to achieve efficiency ratio targets → 2017 TER: 61-62% → 2019 TER: <60% • 6% YoY reduction in branch count (on track to remove additional 3% by 6/30/17) Improving Efficiency & Returns • Repurchased $414 million of common stock in 1Q 17 • Strong capital position affords opportunity to further increase dividends and share buybacks → Continue to adhere to disciplined underwriting standards in order to drive strong CCAR performance and through-the-cycle returns • 9.5% Basel III CET1 ratio (fully phased-in)3 Strong Capital Position Investment Thesis Strong & Diverse Franchise; Investing in Growth • 7% revenue growth driven by: → 6% increase in net interest income (FTE) as a result of broad-based loan and deposit growth, continued balance sheet optimization efforts, and improved rate environment → Continued momentum in capital markets (record quarter for investment banking income) → Consistent growth in consumer lending (average balances up 16%) → Recent acquisition of Pillar2 1Q 17 Accomplishments1 1. Figures refer to the YoY change of 1Q 16 vs. 1Q 17 unless otherwise noted 2. Refers to Pillar Financial, LLC and Cohen Financial Services, LLC (a wholly owned subsidiary of Pillar Financial, LLC) 3. Basel III CET1 ratio (transitional) is 9.7%. Please refer to slide 24 of the appendix for Common Equity Tier 1 (Basel III Transitional) to Common Equity Tier 1 (Basel III Fully Phased-In) reconciliation

APPENDIX

5-QUARTER FINANCIAL HIGHLIGHTS

		1Q 16	2Q 16	3Q 16	4Q 16	1Q 17
Profitability	EPS (diluted)	$0.84	$0.94	$0.91	$0.90	$0.91
	Efficiency Ratio (FTE)	62.8%	60.6%	63.1%	63.7%	65.2%
	Tangible Efficiency Ratio (FTE)[1]	62.3%	60.1%	62.5%	63.1%	64.6%
	Net Interest Margin (FTE)	3.04%	2.99%	2.96%	3.00%	3.09%
	Return on Average Assets	0.93%	1.00%	0.94%	0.91%	0.93%
Balance Sheet	Average Performing Loans ($ in billions)	$137.6	$140.3	$141.3	$141.7	$142.8
	Average Client Deposits ($ in billions)	$149.2	$154.2	$155.3	$158.0	$158.9
Credit & Capital	NPL Ratio	0.70%	0.67%	0.67%	0.59%	0.55%
	NCO Ratio	0.25%	0.39%	0.35%	0.38%	0.32%
	ALLL Ratio	1.27%	1.25%	1.23%	1.19%	1.20%
	Basel III Common Equity Tier 1 Ratio (transitional)	9.9%	9.8%	9.8%	9.6%	9.7%
	Basel III Common Equity Tier 1 Ratio (fully phased-in)[2]	9.8%	9.7%	9.7%	9.4%	9.5%
	Book Value Per Share	$44.97	$46.14	$46.63	$45.38	$45.62
	Tangible Book Value Per Share[3]	$32.90	$33.98	$34.34	$32.95	$33.06

1. Please refer to slide 23 of the appendix for the GAAP reconciliations
2. Please refer to slide 24 of the appendix for Common Equity Tier 1 (Basel III Transitional) to Common Equity Tier 1 (Basel III Fully Phased-In) reconciliation
3. Please refer to slide 25 of the appendix for a reconcilement to book value per share

17
SunTrust

18 MORTGAGE SERVICING INCOME: SUPPLEMENTAL INFORMATION 1. Includes contractually specified servicing fees, late charges, interest curtailment expense, and other ancillary revenues 2. Due primarily to the receipt of monthly servicing fees and from prepayments 3. Includes both the fair value mark-to-market of the MSR asset from changes in market rates and other assumption updates, exclusive of the decay, and the impact of using derivatives to hedge the risk of changes in the fair value of the MSR asset Note: Totals may not foot due to rounding ($ in millions) 1Q 16 2Q 16 3Q 16 4Q 16 1Q 17 Servicing Fees1 $86 $91 $93 $93 $100 ($40) ($55) ($60) ($69) ($50) Net MSR Fair Value and Hedge Activity3 $16 $15 $16 $1 $7 Mortgage Servicing Income $62 $52 $49 $25 $58 Memo: Total Loans Serviced for Others (average balance) $120,814 $123,629 $124,729 $126,765 $134,444 Annualized Servicing Fees / Average Loans Serviced for Others (bps) 29 30 30 29 30 Changes in MSR Value from Collection/Realization of Cash Flow (Decay)2

30-89 DAY DELINQUENCIES BY LOAN CLASS

30-89 Accruing Delinquencies	1Q16	2Q16	3Q16	4Q16	1Q17	Memo: 1Q17 Loan Balance ($B)
Commercial & industrial	0.16%	0.05%	0.05%	0.05%	0.05%	$69.0
Commercial real estate	0.06%	0.03%	0.04%	0.02%	0.03%	5.1
Commercial construction	0.00%	0.00%	0.00%	0.00%	0.00%	4.2
Total Commercial Loans	**0.15%**	**0.04%**	**0.05%**	**0.05%**	**0.04%**	**$78.3**
Residential mortgages – guaranteed	-	-	-	-	-	$0.5
Residential mortgages – nonguaranteed	0.35%	0.31%	0.29%	0.32%	0.26%	26.1
Home equity products	0.59%	0.64%	0.63%	0.68%	0.63%	11.5
Residential construction	0.46%	0.11%	0.29%	0.64%	0.33%	0.4
Total Residential Loans[1]	**0.43%**	**0.41%**	**0.40%**	**0.44%**	**0.37%**	**$38.6**
Guaranteed student loans	-	-	-	-	-	$6.4
Other direct	0.41%	0.33%	0.38%	0.43%	0.39%	7.9
Indirect	0.73%	0.79%	0.99%	1.18%	0.83%	11.1
Credit cards	0.71%	0.70%	0.77%	0.83%	0.74%	1.4
Total Consumer Loans[2]	**0.62%**	**0.62%**	**0.74%**	**0.86%**	**0.65%**	**$26.7**
Total SunTrust - excl. gov.-guaranteed delinquencies[3]	0.29%	0.23%	0.25%	0.27%	0.22%	$136.6
Impact of excluding gov.-guaranteed delinquencies	0.38%	0.35%	0.39%	0.45%	0.50%	6.9
Total SunTrust - incl. gov.-guaranteed delinquencies[4]	**0.67%**	**0.58%**	**0.64%**	**0.72%**	**0.72%**	**$143.5**

1. Excludes delinquencies on all federally guaranteed mortgages
2. Excludes delinquencies on federally guaranteed student loans
3. Excludes delinquencies on federally guaranteed mortgages and student loans from the calculation
4. Excludes mortgage loans guaranteed by GNMA that SunTrust has the option, but not the obligation, to repurchase

Note: Totals may not foot due to rounding

19
SunTrust

20 NONPERFORMING LOANS BY LOAN CLASS Note: Totals may not foot due to rounding Memo: Nonperforming Loans ($ in millions) 1Q 16 2Q 16 3Q 16 4Q 16 1Q 17 1Q 17 Loan Balance ($B) Commercial & industrial $565 $491 $501 $390 $328 $69.0 Commercial real estate 10 10 10 7 6 5.1 Commercial construction 2 2 2 17 18 4.2 Total Commercial Loans $577 $503 $513 $414 $352 $78.3 Residential mortgages – guaranteed - - - - - $0.5 Residential mortgages – nonguaranteed 198 194 183 177 179 26.1 Home equity products 180 226 235 235 237 11.5 Residential construction 12 13 11 12 12 0.4 Total Residential Loans $390 $433 $429 $424 $428 $38.6 Guaranteed student loans - - - - - $6.4 Other direct 5 5 5 6 5 7.9 Indirect 3 4 2 1 4 11.1 Credit cards - - - - - 1.4 Total Consumer Loans $8 $8 $7 $7 $9 $26.7 Total SunTrust $975 $944 $949 $845 $789 $143.5 NPLs / Total Loans 0.70% 0.67% 0.67% 0.59% 0.55%

21 NET CHARGE-OFF RATIOS BY LOAN CLASS Note: Totals may not foot due to rounding Memo: Net Charge-off Ratio (annualized) 1Q 16 2Q 16 3Q 16 4Q 16 1Q 17 1Q 17 Loan Balance ($B) Commercial & industrial 0.14% 0.52% 0.41% 0.35% 0.29% $69.0 Commercial real estate (0.10)% (0.01)% 0.01% (0.01)% (0.02)% 5.1 Commercial construction (0.04)% (0.00)% (0.01)% 0.88% (0.02)% 4.2 Total Commercial Loans 0.12% 0.46% 0.37% 0.35% 0.26% $78.3 Residential mortgages – guaranteed - - - - - $0.5 Residential mortgages – nonguaranteed 0.27% 0.20% 0.17% 0.23% 0.17% 26.1 Home equity products 0.55% 0.36% 0.31% 0.37% 0.35% 11.5 Residential construction 0.24% 0.07% 0.11% (0.50)% (0.34)% 0.4 Total Residential Loans 0.36% 0.24% 0.21% 0.26% 0.22% $38.6 Guaranteed student loans - - - - - $6.4 Other direct 0.46% 0.45% 0.51% 0.61% 0.61% 7.9 Indirect 0.56% 0.34% 0.62% 0.81% 0.78% 11.1 Credit cards 2.30% 2.48% 2.20% 2.32% 2.61% 1.4 Total Consumer Loans 0.49% 0.39% 0.52% 0.64% 0.64% $26.7 Total SunTrust 0.25% 0.39% 0.35% 0.38% 0.32% $143.5

22 NET CHARGE-OFFS BY LOAN CLASS Note: Totals may not foot due to rounding Memo: Net Charge-offs ($ in millions) 1Q 16 2Q 16 3Q 16 4Q 16 1Q 17 1Q 17 Loan Balance ($B) Commercial & industrial $24 $90 $71 $60 $50 $69.0 Commercial real estate (2) - - - - 5.1 Commercial construction - - - 9 - 4.2 Total Commercial Loans $22 $90 $71 $69 $50 $78.3 Residential mortgages – guaranteed - - - - - $0.5 Residential mortgages – nonguaranteed 16 12 11 15 10 26.1 Home equity products 18 11 10 11 10 11.5 Residential construction - - - - - 0.4 Total Residential Loans $35 $24 $21 $26 $20 $38.6 Guaranteed student loans - - - - - $6.4 Other direct 7 7 9 12 12 7.9 Indirect 14 9 17 21 21 11.1 Credit cards 6 7 7 8 9 1.4 Total Consumer Loans $28 $23 $34 $41 $42 $26.7 Total SunTrust $85 $137 $126 $136 $112 $143.5

RECONCILIATION: ADJUSTED EFFICIENCY RATIO (FTE) & ADJUSTED TANGIBLE EFFICIENCY RATIO (FTE)

	1Q 16	2Q 16	3Q 16	4Q 16	1Q 17	2011	2012	2013	2014	2015	2016
Reported (GAAP) Basis											
Net Interest Income	1,282	1,288	1,308	1,343	1,366	5,065	5,102	4,853	4,840	4,764	5,221
Noninterest Income	781	898	889	815	847	3,421	5,373	3,214	3,323	3,268	3,383
Revenue	2,063	2,186	2,197	2,158	2,213	8,486	10,475	8,067	8,163	8,032	8,604
Noninterest Expense[1]	1,318	1,345	1,409	1,397	1,465	6,194	6,284	5,831	5,543	5,160	5,468
Efficiency Ratio	63.9%	61.5%	64.1%	64.7%	66.2%	73.0%	60.0%	72.3%	67.9%	64.2%	63.6%
Reconciliation:											
Net Interest Income	1,282	1,288	1,308	1,343	1,366	5,065	5,102	4,853	4,840	4,764	5,221
FTE Adjustment	36	35	34	34	34	114	123	127	142	142	138
Net Interest Income-FTE	1,318	1,323	1,342	1,377	1,400	5,179	5,225	4,980	4,982	4,906	5,359
Noninterest Income	781	898	889	815	847	3,421	5,373	3,214	3,323	3,268	3,383
Revenue-FTE	2,099	2,221	2,231	2,192	2,247	8,600	10,598	8,194	8,305	8,174	8,742
Efficiency Ratio-FTE	62.8%	60.6%	63.1%	63.7%	65.2%	72.0%	59.3%	71.2%	66.7%	63.1%	62.6%
Adjustment Items (Noninterest Income):											
3Q-4Q 12 student / Ginnie Mae loan sale (losses)							(92)				
Securities gain related to the sale of Coca Cola stock							1,938				
Pre-tax mortgage repurchase provision related to loans sold to GSEs prior to 2009							(371)				
GSE mortgage repurchase settlements								(63)			
RidgeWorth sale									105		
Adjusted Noninterest Income	781	898	889	815	847	3,421	3,898	3,277	3,218	3,268	3,383
Adjusted Revenue-FTE[2]	2,099	2,221	2,231	2,192	2,247	8,600	9,123	8,257	8,200	8,174	8,742
Noninterest Expense[1]	1,318	1,345	1,409	1,397	1,465	6,194	6,284	5,831	5,543	5,160	5,468
Adjustment Items (Noninterest Expense):											
Legacy affordable housing impairment							96				
Charitable contribution of KO shares							38				
Impact of certain legacy mortgage legal matters								323	324		
Mortgage servicing advances allowance increase								96			
Adjusted Noninterest Expense[2]	1,318	1,345	1,409	1,397	1,465	6,194	6,150	5,412	5,219	5,160	5,468
Amortization Expense	10	11	14	14	13	43	46	23	25	40	49
Adjusted Tangible Expenses[2]	1,308	1,334	1,395	1,383	1,452	6,151	6,104	5,389	5,194	5,120	5,419
Adjusted Efficiency Ratio-FTE[3]	62.8%	60.6%	63.1%	63.7%	65.2%	72.0%	67.4%	65.6%	63.7%	63.1%	62.6%
Adjusted Tangible Efficiency Ratio-FTE[3]	62.3%	60.1%	62.5%	63.1%	64.6%	71.5%	66.9%	65.3%	63.3%	62.6%	62.0%

1. In accordance with updated GAAP, amortization of affordable housing investments of $40 million, $39 million, and $49 million were reclassified and are now presented in provision for income taxes for the 2011, 2012, and 2013, respectively. Previously, the amortization was presented in other noninterest expense
2. Adjusted revenue and expenses are provided as they remove certain items that are material and/or potentially non-recurring. Adjusted figures are intended to provide management and investors information on trends that are more comparable across periods and potentially more comparable across institutions
3. Represents adjusted noninterest expense / adjusted revenue – FTE. Adjusted tangible efficiency ratio excludes amortization expense, the impact of which is (0.48%), (0.50%), (0.63%), (0.64%), (0.58%), (0.50%), (0.50%), (0.28%), (0.30%), (0.49%), and (0.56%) for 1Q 16, 2Q 16, 3Q 16, 4Q 16, 1Q 17, 2011, 2012, 2013, 2014, 2015, and 2016, respectively

Note: 2011, 2012, 2013, and 2014 values represent the adjusted efficiency ratio and adjusted tangible efficiency ratio, 1Q 16, 2Q 16, 3Q 16, 4Q 16, 1Q 17, 2015 and 2016 represent reported efficiency ratio and reported tangible efficiency ratio

23

SUNTRUST

24 RECONCILIATION: COMMON EQUITY TIER 1 RATIO1 1. The Common Equity Tier 1 ratio is subject to certain phase-in requirements under Basel III beginning in 2015, and as such we have presented a reconciliation of the Common Equity Tier 1 ratio as calculated considering the phase-in requirements (Common Equity Tier 1 – Transitional) to the fully phased-in ratio. All figures are estimated at the time of the earnings release and subject to revision 2. Primarily includes the phase-out from capital of certain DTAs, the overfunded pension asset, and other intangible assets 3. Primarily relates to the increased risk weight to be applied to mortgage servicing assets on a fully phased-in basis Note: Totals may not foot due to rounding 1Q 17 Common Equity Tier 1 – Transitional $16.8 Adjustments2 (0.0) Common Equity Tier 1 – Fully phased-in $16.8 Risk-weighted Assets: Common Equity Tier 1 – Transitional $173.8 Adjustments3 2.6 Risk-weighted Assets: Common Equity Tier 1 – Fully phased-in $176.4 Common Equity Tier 1 – Transitional 9.7% Common Equity Tier 1 – Fully phased-in 9.5% ($ in billions)

25 RECONCILIATION: NON-GAAP MEASURES Note: Totals may not foot due to rounding 1Q 16 2Q 16 3Q 16 4Q 16 1Q 17 Total Shareholders' Equity $24.1 $24.5 $24.4 $23.6 $23.5 Goodwill, Net of Deferred Taxes (6.1) (6.1) (6.1) (6.1) (6.1) Other Intangible Assets Including MSRs, Net of Deferred Taxes (1.2) (1.1) (1.1) (1.7) (1.7) MSRs 1.2 1.1 1.1 1.6 1.7 Tangible Equity $18.0 $18.4 $18.4 $17.5 $17.4 Noncontrolling Interest (0.1) (0.1) (0.1) (0.1) (0.1) Preferred Stock (1.2) (1.2) (1.2) (1.2) (1.2) Tangible Common Equity $16.6 $17.0 $17.0 $16.2 $16.1 Total Assets 194.2 198.9 205.1 204.9 205.6 Goodwill (6.3) (6.3) (6.3) (6.3) (6.3) Other Intangible Assets Including MSRs, Net of Deferred Taxes (1.2) (1.1) (1.1) (1.7) (1.7) MSRs 1.2 1.1 1.1 1.6 1.7 Tangible Assets $187.8 $192.5 $198.7 $198.5 $199.3 Average Equity / Average Assets 12.3% 12.1% 12.1% 11.8% 11.6% Total Equity / Total Assets 12.4% 12.3% 11.9% 11.5% 11.4% Tangible Equity / Tangible Assets 9.6% 9.5% 9.2% 8.8% 8.7% Tangible Common Equity / Tangible Assets 8.9% 8.8% 8.6% 8.2% 8.1% Book Value Per Common Share $44.97 $46.14 $46.63 $45.38 $45.62 Tangible Book Value Per Common Share $32.90 $33.98 $34.34 $32.95 $33.06 ($ in billions, except per-share data)